UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2015

Cimarron Medical, Inc.
(Exact name of registrant as specified in its charter)

Utah	000-55242	87-0543922
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 W. Broadway, Ste. 700 Salt Lake City, UT	84101
(Address of Principal Executive Offices)	(Zip Code)

(801) 532-3080
(Registrant’s telephone number, including area code)

(Form name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 3, 2015, the registrant filed Articles of Amendment with the State of Utah, increasing the registrant's authorized capital stock from 10,700,000 shares to 110,000,000 shares, divided into (i) 100,000,000 shares of common stock; and (ii) 10,000,000 shares of preferred stock, with the rights, designations and privileges of the preferred stock to be set by the Board of Directors of the registrant.

Item 9.01. Exhibits.

The following exhibits are filed with this report:

Exhibit Number	Description of Exhibit

3.1	Articles of Amendment filed September 3, 2015.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIMARRON MEDICAL, INC.

Date: September 3, 2015	By:	/s/ David Fuhrman
	Name:	David Fuhrman
	Title:	Chief Executive Officer